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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2000

                                   NEFF CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                001-14145                    65-0626400
____________________________  ________________________    ____________________
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
           of Incorporation)                              identification Number)

                   3750 N.W. 87th Avenue, Miami, Florida 33178
               (Address or principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (305) 513-3350

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ITEM 5.  OTHER EVENTS.

     The following data was presented by Peter Gladis, Chief Executive Officer and president of Neff Corp. (the "Company"), as part of a presentation to stockholders of the Company at the annual meeting of stockholders of the Company in Miami, Florida on June 19, 2000.

     During 1999 the Company had three active subsidiaries: Neff Rental, Inc. ("Rental"), Neff Machinery, Inc. ("Machinery") and Sullair Argentina S.A. ("Sullair"). The Company sold all of its interests in Sullair and Machinery in November 1999 and December 1999, respectively. The pro forma data presented below represents the results of operations of the Company assuming the sales of Sullair and Machinery had occured on January 1, 1999. This pro forma data does not necessarily reflect the results of operations that would have existed had the sale of Sullair and Machinery occured as of January 1, 1999.

     The segment data below represents the results of operations of the Company and its subsidiary Rental and excludes the results of operations of Machinery and Sullair.


Neff Corp. (w/o Sold Subsidiaries) (3)
                (in millions)
                                                                                                      NetIncome
                                                                                 Income                 before
            Rental                                                                from              Extraordinary
            Fleet                    Revenue                 EBITDA            Operations               Items
        _______________         ________________        ________________     _________________    ________________
1995      $   33.8  (1)           $    17.0  (1)           $    7.6  (1)       $    (1.5)  (1)     $    (1.8) (1)
1996      $   68.8  (1)           $    32.3  (1)           $   11.1  (1)       $    (0.9)  (1)     $    (3.6) (1)
1997      $  219.2  (1)           $    70.0  (1)           $   22.3  (1)       $     4.7   (1)     $    (4.0) (1)
1998      $  302.9  (1)           $   203.6  (1)           $   71.0  (1)       $    23.7   (1)     $    (3.3) (1)
1999      $  360.0                $   248.6  (2)           $   81.6  (2)       $    30.6   (2)     $     0.6  (2)



(1)-    Segment  Results  (The  results  of  Neff Corp. and  its subsidiary Neff
        Rental Inc.)
(2)-    Pro Forma Results (Assuming that the sale of Sullair  Argentina S.A. and
        Neff Machinery, Inc. occurred on January 1, 1999.)
(3)-    Excluding  the   subsidiaries  which  were  sold  during  1999,  Sullair
        Argentina S.A. and Neff Machinery Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Neff Corp.
                                              Registrant
Date: June 19, 2000                           /s/ Mark Irion
                                              Mark Irion
                                              Chief Financial Officer
                                              On behalf of the registrant and as
                                              Principal Financial and Accounting
                                              Officer